Notes Payable	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Notes Payable
7.	NOTES PAYABLE
During May 2020, the Company received a loan pursuant to the Paycheck Protection Program (“PPP”), a program implemented by the U.S. Small Business Administration (“SBA”) under the CARES Act, from a qualified lender, for an aggregate principal amount of $738 (the “PPP loan”). The PPP loan bore interest at a fixed rate of 1.0% per annum, with the first six months of interest deferred, payable monthly commencing November 2020 upon request from the lender.
On June 30, 2021, the Company received a notification from its bank that the SBA approved the Company’s PPP loan forgiveness application, effective June 29, 2021, for the entire unpaid PPP loan balance of $738 and unpaid accrued interest of $5. As a result, the Company recorded a $743 gain on forgiveness of the PPP loan as part of the other income in its statement of operations for the year ended December 31, 2021.